[Fair Holdings]

SUBORDINATION AGREEMENT

WHEREAS, United ExpressLine, Inc. ("Borrower"), is indebted to the Undersigned, as evidenced by a (i) Revolving Note in the amount of $3,000,000.00, (ii) Security Agreement (Equipment, Inventory, Accounts Receivable and General Intangibles), and (iii) Credit Agreement, (the "Junior Debt Instruments"), and will or may from time to time hereafter be otherwise indebted to the Undersigned in various sums;

WHEREAS, the Undersigned is desirous of having LaSalle Business Credit, LLC ("Lender") extend and/or continue the extension of credit to Borrower from time to time as Lender in its sole discretion may determine, and Lender has refused to consider the extension and/or continued extension of such credit until the "Junior Debt" (as defined below) is subordinated to the "Senior Debt" (as defined below) in the manner hereinafter set forth; and

WHEREAS, the extension and/or continued extension of credit, as aforesaid, by Lender is necessary or desirable to the conduct and operation of the business of Borrower, and will inure to the personal and financial benefit of the Undersigned.

NOW, THEREFORE, in consideration of the extension and/or continued extension of credit by Lender to Borrower, as Lender may, in its sole discretion, determine, and for other good and valuable consideration to the Undersigned, the receipt and sufficiency of which is hereby acknowledged, the Undersigned hereby:

(A)         subordinates the indebtedness evidenced by the Junior Debt Instruments, as well as any and all other indebtedness now or at any time or times hereafter owing by Borrower, or any successor or assign of Borrower, including without limitation, a receiver, trustee or debtor-in-possession (the term "Borrower" as used hereinafter shall include any such successor or assign) to the Undersigned, whether such indebtedness is absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon, (collectively, the "Junior Debt") to any and all indebtedness now or at any time or times hereafter owing by Borrower to Lender (whether absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon and fees, whether or not such interest or fees are allowed in a bankruptcy or similar proceeding) and all other demands, claims, liabilities or causes of action for which Borrower may now or at any time or times hereafter in any way be liable to Lender, whether under any agreement, instrument or document executed and delivered or made by Borrower to Lender or otherwise (collectively, the "Senior Debt");

(B)         agrees not to ask for or receive from Borrower or any other person or entity any security for the Junior Debt not specifically granted by the Junior Debt Instruments; agrees to subordinate all security interests, liens, encumbrances and

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claims, whether now existing or hereafter arising, which in any way secure the payment of the Junior Debt (the "Undersigned's Collateral") to all security interests, liens, encumbrances and claims, whether now existing or hereafter arising, which in any way secure the payment of the Senior Debt (the "Lender's Collateral"); agrees that it will not take any action to enforce any of its liens on the Undersigned's Collateral; agrees that in the event Lender forecloses or realizes upon or enforces any of its rights with respect to Lender's Collateral, or Borrower sells any of Lender's Collateral in a transaction consented to by Lender, the Undersigned shall, upon demand, execute such terminations, partial releases and other documents as Lender requests in its sole discretion to release the Undersigned's lien upon such Lender's Collateral; and agrees that it shall have no right to possession of any assets included in the Undersigned's Collateral or the Lender's Collateral, whether by judicial action or otherwise, unless and until Lender has, in writing, notified the Undersigned that all the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged;

(C)         except as provided in Rider attached hereto and expressly made a part hereof, agrees to instruct Borrower not to pay, and agrees not to accept payment of, or assert, demand, sue for or seek to enforce against Borrower or any other person or entity, by setoff or otherwise, all or any portion of the Junior Debt unless and until Lender has, in writing, notified the Undersigned that the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged;

(D)         subrogates Lender to the Junior Debt and the Undersigned's Collateral; irrevocably authorizes Lender (i) to collect, receive, enforce and accept any and all sums or distributions of any kind that may become due, payable or distributable on or in respect of the Junior Debt or the Undersigned's Collateral, whether paid directly by Borrower or paid or distributed in any liquidation, bankruptcy, arrangement, receivership, assignment, reorganization or dissolution proceedings or otherwise, and (ii) in Lender's sole discretion, to make and present claims therefor in, and take such other actions as Lender deems necessary or advisable in connection with, any such proceedings, either in Lender's name or in the name of the Undersigned; and agrees that upon the written request of Lender, it will promptly assign, endorse and deliver to and deposit with Lender all agreements, instruments and documents evidencing the Junior Debt, including without limitation the Junior Debt Instruments;

(E)         agrees to receive and hold in trust for and promptly turn over to Lender, in the form received (except for the endorsement or assignment by the Undersigned where necessary), any sums at any time paid to, or received by, the Undersigned in violation of the terms of this Agreement and to reimburse Lender for all costs, including reasonable attorney's fees, incurred by Lender in the course of collecting said sums should the Undersigned fail to voluntarily turn the same over to Lender as herein required. If the Undersigned fails to endorse or assign to Lender

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any items of payment received by the Undersigned on account of the Junior Debt, the Undersigned hereby irrevocably makes, constitutes and appoints Lender (and all persons designated by Lender for that purpose) as the Undersigned's true and lawful attorney and agent-in-fact, to make such endorsement or assignment in the Undersigned's name; and

(F)         agrees that it shall not modify or amend any agreement, instrument or document evidencing or securing the Junior Debt, including without limitation the Junior Debt Instruments, without the prior written consent of Lender.

The Undersigned represents and warrants to Lender that the Undersigned has not assigned or otherwise transferred the Junior Debt or the Undersigned's Collateral, or any interest therein to any person or entity, that the Undersigned will make no such assignment or other transfer thereof, and that all agreements, instruments and documents evidencing the Junior Debt and the Undersigned's Collateral will be endorsed with proper notice of this Agreement. The Undersigned will promptly deliver to Lender a certified copy of the Junior Debt Instruments, as well as certified copies of all other agreements, instruments and documents hereafter evidencing any Junior Debt, in each case showing such endorsement. The Undersigned represents and warrants to Lender that the outstanding amount of Junior Debt evidenced by the Junior Debt Instruments as of the date of this Agreement is $3,000,000.00.

The Undersigned expressly waives all notice of the acceptance by Lender of the subordination and other provisions of this Agreement and all notices not specifically required pursuant to the terms of this Agreement, and the Undersigned expressly waives reliance by Lender upon the subordination and other provisions of this Agreement as herein provided. The Undersigned consents and agrees that all Senior Debt shall be deemed to have been made, incurred and/or continued at the request of the Undersigned and in reliance upon this Agreement. The Undersigned agrees that Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the documents, instruments and agreements evidencing the Senior Debt, that Lender shall be entitled to manage and supervise its financial arrangements with Borrower in accordance with its usual practices, without impairing or affecting this Agreement, and that Lender shall have no liability to the Undersigned, and the Undersigned hereby waives any claim which it may now or hereafter have against Lender arising out of (i) any and all actions which Lender takes or omits to take (including without limitation actions with respect to the creation, perfection or continuation of liens or security interests in any existing or future Lender's Collateral, actions with respect to the occurrence of an event of default under any documents, instruments or agreements evidencing the Senior Debt, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of Lender's Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or other person or entity) with respect to the documents, instruments and agreements evidencing the Senior Debt or to the collection of the Senior Debt or the valuation, use, protection or release of Lender's Collateral (ii) Lender's election in any proceeding instituted under Chapter 11 of Title 11 of United States Code (11 U.S.C. § 101 et. seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or (iii) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by

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Borrower, as debtor-in-possession. Without limiting the generality of the foregoing, the Undersigned waives the right to assert the doctrine of marshalling with respect to any of the Lender's Collateral, and consents and agrees that Lender may proceed against any or all of the Lender's Collateral in such order as Lender shall determine in its sole discretion.

The Undersigned agrees that Lender, at any time and from time to time hereafter, may enter into such agreements with Borrower as Lender may deem proper extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting any of Lender's Collateral, and may sell or surrender or otherwise deal with any of Lender's Collateral, and may release any balance of funds of Borrower with Lender, without notice to the Undersigned and without in any way impairing or affecting this Agreement.

This Agreement shall be irrevocable and shall constitute a continuing agreement of subordination and shall be binding on the Undersigned and its heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender, its successors and assigns until Lender has, in writing, notified the Undersigned that all of the Senior Debt has been paid in full and all obligations arising in connection therewith have been discharged. Lender may continue, without notice to the Undersigned, to lend monies, extend credit and make other accommodations to or for the account of Borrower on the faith hereof. The Undersigned hereby agrees that all payments received by Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, without impairing or affecting this Agreement.

The Undersigned hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, any and all endorsers and any and all guarantors of the Senior Debt and the Junior Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and the Junior Debt that diligent inquiry would reveal, and the Undersigned hereby agrees that Lender shall have no duty to advise the Undersigned of information known to Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any information of the type described herein to the Undersigned, Lender shall be under no obligation to subsequently update any such information or to provide any such information to the Undersigned on any subsequent occasion.

No waiver shall be deemed to be made by Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of Lender and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of Lender or the obligations of the Undersigned to Lender in any other respect at any other time.

THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

To induce Lender to accept this Agreement, the Undersigned irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS

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AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. THE UNDERSIGNED HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. The Undersigned hereby irrevocably appoints and designates the Secretary of State of Illinois, whose address is Springfield, Illinois (or any other person having and maintaining a place of business in such state whom the Undersigned may from time to time hereafter designate upon ten (10) days written notice to Lender and who Lender has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to Lender agreeing to act as such attorney and agent), as the Undersigned's true and lawful attorney and duly authorized agent for acceptance of service of legal process. The Undersigned agrees that service of such process upon such person shall constitute personal service of such process upon the Undersigned. THE UNDERSIGNED HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE UNDERSIGNED BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

THE UNDERSIGNED HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT.

IN WITNESS WHEREOF, this Agreement has been executed as of this 19th day of July, 2005.

Fair Holdings, Inc.

By_____________________________
Title__________________________

Address:

815 East Market
Akron, Ohio 44305

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Rider to that Certain Subordination Agreement

dated as of July 19, 2005, and executed by

Fair Holdings Inc. (Undersigned) in favor of

LaSalle Business Credit, LLC (Lender) and consented

to by United ExpressLine, Inc. (Borrower)

Notwithstanding anything contained in the Agreement to the contrary, Borrower may make and the Undersigned may receive and retain regularly scheduled payments of interest pursuant to the Junior Debt Instruments on an unaccelerated basis and payments of principal not to exceed $1,000,000.00 in the aggregate, provided that (i) immediately before and after giving effect to such payment, Borrower shall have “Excess Availability” under and as defined in that certain Loan and Security Agreement entered into by and between Borrower and Lender dated as of July 19, 2005, as it may be amended from time to time (the “Loan Agreement”) of at least $300,000.00 and (ii) no “Event of Default” under and as defined in the Loan Agreement has occurred or would occur as a result of any such payment.

Fair Holdings, Inc.	United ExpressLine, Inc.

By____________________	By_____________________
Title________________	Title_________________

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ACKNOWLEDGMENT OF SIGNATURES

STATE OF _____________________}

} SS

COUNTY OF ___________________}

I, ___________________________, a Notary Public in and for the state and county aforesaid, so hereby certify that before me this day personally appeared _______________________, known to me to be the _____________________________ __________ of Fair Holdings, Inc. that executed the foregoing Agreement, and as his free and voluntary act, for the uses set forth therein.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____ day of July, 2005.

____________________________________
Notary Public

My Commissions Expires: ______________

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BORROWER'S CONSENT

Borrower hereby consents to the foregoing Agreement (and the terms thereof) and agrees to abide thereby and to keep, observe and perform the several matters and things therein intended to be kept, observed and performed by it, and specifically agrees not to make any payments contrary to the terms of said Agreement.

A breach of any of the terms and conditions of this consent shall constitute an "Event of Default" under the Loan and Security Agreement dated as of July 19, 2005 between Borrower and Lender.

UNITED EXPRESSLINE, INC.

By_____________________________

Title__________________________

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ACKNOWLEDGMENT OF SIGNATURES

STATE OF ILLINOIS}

} SS

COUNTY OF COOK}

I, Debra Addison, a Notary Public in and for the state and county aforesaid, so hereby certify that before me this day personally appeared Anthony P. Schlichte, known to me to be the Vice President of United ExpressLine, Inc. that executed the foregoing Agreement, and as his free and voluntary act, for the uses set forth therein.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 19th day of July, 2005.

____________________________________
Notary Public

My Commissions Expires: ______________

da(m:dept\lbci\legal\fenton group\lbci-llcl\United Expressline\loandocs\Subordination Agreement Fair Holdings.

Ver 1) Last printing 9/19/2005 4:20:15 PM

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